Section 16 Power of Attorney
The undersigned hereby constitutes and appoints Glade M. Knight, J. Philip Hart and
Jenny R. Owen as the undersigned's true and lawful attorneys-in-fact, each individually with the full power and authority to:
(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an executive officer and/or director of Apple Hospitality Two, Inc. (the "Company"),
Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder (collectively, the "Act"); and
(2) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute or to amend any such Form 3, 4 or
5 and to timely file such forms with the United States Securities and Exchange
Commission and any stock exchange or similar authority as necessary.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever required, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully as the undersigned could do if personally present, with full power of substitution or revocation, and hereby ratifies and confirms all acts that such attorneys-in-fact have lawfully done or shall do or cause to be done by virtue of this Power of Attorney. The undersigned acknowledges that the foregoing attorneys-in-fact, in acting in such capacities at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16(a) of the Securities Exchange
Act of 1934.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file statements or reports under Section 16(a) of the Act with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this first day of January, 2004.
/s/ Justin G. Knight
Justin G. Knight